UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        DATE OF REPORT (Date of earliest event reported): August 18, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation  FD  Disclosure.  Michael J. Stewart,  the  Corporation's
Executive Vice President and Chief Banking  Officer,  and Mark K. Hardwick,  the
Corporation's   Executive  Vice  President  and  Chief  Financial  Officer,  are
scheduled to present at the Howe Barnes Hoefer & Arnett, Inc. 13th Annual Bank Conference in Chicago on Tuesday, August 19 at 3:50 p.m. ET. This presentation will also be available through a live audio webcast which can be accessed through the website: http://www.howebarnes.com. Attached as Exhibit 99.1 is a slide presentation that will be utilized during this presentation.

The presentation may contain forward-looking statements about the Corporation's relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the Corporation's balance sheet or income statement.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.        Financial Statements and Exhibits.

         (d) (99.1) First Merchants Corporation Power Point Presentation, August 19, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 18, 2008

                                   FIRST MERCHANTS CORPORATION


                                   By:  /s/ Mark K. Hardwick
                                        ----------------------------------
                                            Mark K. Hardwick,
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


     99.1 First Merchants Corporation Power Point Presentation, August 19, 2008

         POWER POINT PRESENTATION

August 19, 2008                                                    Exhibit 99.1